                                                                   EXHIBIT 10.7

                            AMENDMENT NUMBER ONE TO
                            -----------------------

                                 CONVERTIBLE NOTE
                                 ----------------

        This Amendment Number One dated November 25, 1997 to that certain Convertible Note (the "Note") dated October 17, 1996 issued by ENACT Health Management Systems, a California corporation ("ENACT"), to R.D. Merrill Associates II ("R.D. Merrill").

                                 RECITALS
                                 --------

        A. ENACT issued the Note to R.D. Merrill in consideration for certain funds loaned by R.D. Merrill to ENACT.

        B. Both ENACT and R.D. Merrill desire to amend the Note to extend the term and increase the conversion rate.

        NOW, THEREFORE, based on these premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

                                 AGREEMENT
                                 ---------

        1. The first sentence of third paragraph of the Note is hereby amended to read in its entirety as follows:

                "Subject to the terms and limitations of this Convertible Note, the Company may borrow under this Convertible Note, and the term of this Convertible Note shall be, from the date hereof until December 31, 1998, at which time all unpaid principal and interest shall be due and payable in full."

        2. Section 1.3 of the Note is hereby amended to read in its entirety as follows:

                1.3 "Conversion Share Price" shall mean (i) for the first $500,000 converted, the product of (X) price at which a share of the Securities is sold in the Equity Financing multiplied by (Y) 0.5, and (ii) for any principal and interest converted in excess of $500,000, the product of (X) price of which a share of Securities is sold in the Equity Financing multiplied by (Y) 0.75; provided, however, that if either such product is less than $6.00 per share, such Conversion Share Price shall be deemed to be $6.00."

        3.  The Note, as amended hereby, shall remain in full force and effect.

        4. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


ENACT Health Management Systems


By: /s/ Henry Evans
   ------------------------------
   Henry Evans
   Chief Financial Officer


Accepted by:
R.D. Merrill Associates II


By: /s/ William D. Pettit, Jr.
   ------------------------------
Name: William D. Pettit, Jr.
     ----------------------------
Title:
      ---------------------------

                            AMENDMENT NUMBER TWO TO
                            -----------------------

                                 CONVERTIBLE NOTE
                                 ----------------


  This Amendment Number Two dated November 25, 1997 to that certain Convertible Note (the "Note") dated October 17, 1996 issued by ENACT Health Management Systems, a California corporation ("ENACT"), to R.D. Merrill Associates II ("R.D. Merrill").

                                 RECITALS
                                 --------

        A. ENACT issued the Note to R.D. Merrill in consideration for certain funds loaned by R.D. Merrill to ENACT.

        B. Both ENACT and R.D. Merrill desire to amend the Note to modify the conversion mechanism.

        NOW, THEREFORE, based on these premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:


                                 AGREEMENT
                                 ---------

        1.  A new section, Section 2.1a, shall be added immediately preceding
Section 2.2, which shall read in its entirety as follows:

                "2.1a Upon the closing of the initial public offering of the Company's common stock, all of the principal and accrued interest under this Note, automatically and with no further action on the part of the Holder, shall be converted into that number of shares of Conversion Stock equal to the then outstanding principal and interest accrued under this Note divided by the Conversion Share Price."

        2.  The Note, as amended hereby, shall remain in full force and effect.

        3. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment Number Two as of the day and year first above written.


ENACT Health Management Systems


By: /s/ Henry Evans
   -----------------------------
   Henry Evans
   Chief Financial Officer


Accepted by:
R.D. Merrill Associates II


By: /s/ William D. Pettit, Jr.
   -----------------------------
Name: William D. Pettit, Jr.
     ---------------------------
Title:
      --------------------------

                                       2